NAVIGATOR GLOBAL FUNDS:
   ---------------------------------------------------------------------------

      NAVIGATOR CLASS OF LEGG MASON GLOBAL INCOME TRUST

      NAVIGATOR CLASS OF LEGG MASON INTERNATIONAL EQUITY TRUST
      NAVIGATOR CLASS OF LEGG MASON EMERGING MARKETS TRUST
      NAVIGATOR CLASS OF LEGG MASON EUROPE FUND


                                   NAVIGATOR SHARES PROSPECTUS October 5, 1999



                                             [GRAPHIC APPEARS HERE]
                                                  LEGG
                                                  MASON
                                                  FUND
                                              HOW TO INVEST (SM)




     As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

       TABLE OF CONTENTS


       ABOUT THE FUNDS:
       ------------------------------------------------------------------------


   1     Investment objectives
   5     Principal risks
   8     Performance
  12     Fees and expenses of the funds
  13     Management

       ABOUT YOUR INVESTMENT:
       ------------------------------------------------------------------------


  15     How to invest
  16     How to sell your shares
  17     Account policies
  18     Services for investors
  19     Dividends and taxes
  20     Financial highlights

       LEGG MASON GLOBAL TRUST, INC.
[GRAPHIC APPEARS HERE]

       INVESTMENT OBJECTIVES
   ----------------------------------------------------------------------------

       GLOBAL INCOME TRUST

       INVESTMENT OBJECTIVE: Capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk.

       PRINCIPAL INVESTMENT STRATEGIES:


       The fund invests at least 75% of its total assets in fixed income securities rated investment grade by Moody's Investor's Service, Inc. or Standard & Poor's or, if unrated by Moody's or S&P, judged by Western Asset Management Company, the fund's adviser, to be of comparable quality. The types of fixed income securities in which the fund may invest include:

            o U.S. and foreign investment grade corporate debt securities

            o U.S. and foreign high-yielding corporate debt securities
             (including those commonly known as "junk bonds")

            o sovereign debt obligations of developed nations

            o sovereign debt obligations of emerging market countries

            o mortgage-related and asset-backed securities

       The fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The debt securities in which the fund may invest, and the average maturity of the fund's portfolio, may be of any maturity. The fund may invest in corporate fixed income securities rated as low as C by Moody's or D by S&P or in nonrated securities deemed by the adviser to be of comparable quality.

       Under normal circumstances, the fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in any one country or currency.

       Up to an aggregate of 25% of the fund's assets may be invested in below investment grade securities of foreign and domestic issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.

       The adviser has a number of proprietary tools which attempt to define the interrelationship between bond markets, sectors and maturities. Target ranges and prices are established as part of the adviser's strategy process, monitored daily and re-balanced if necessary as dictated by macroeconomic or company-specific events. This ongoing screening drives the adviser's discipline for buying, selling or holding any securities or currency positions. The adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The adviser's management style favors "sector rotation," which may result in high portfolio turnover.

       The adviser sells securities when they have realized what the adviser believes is their potential value or when the adviser believes that they are not likely to achieve that value in a reasonable period of time.

       For temporary defensive purposes, the fund may borrow money or invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements. The fund may not achieve its investment objective when so invested.

                                                        Legg Mason Global Trust

       INTERNATIONAL EQUITY TRUST

       INVESTMENT OBJECTIVE: Maximum long-term total return.

       PRINCIPAL INVESTMENT STRATEGIES:

       Batterymarch Financial Management, Inc., the fund's adviser, currently intends to invest substantially all of the fund's assets in non-U.S. equity securities.

       The primary focus of the adviser is stock selection, with a secondary focus on country allocation. The adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the fund's portfolio. The cornerstone of this process is a proprietary stock selection model that ranks the 2,800 stocks in the fund's principal investable universe by relative attractiveness on a daily basis. The quantitative factors within this model are intended to measure growth, value, fundamental expectations and technical indicators (I.E., supply and demand). Because the same quantitative factors are not effective across all markets due to individual market characteristics, the adviser adjusts the stock selection model to include factors that its research indicates are effective, eliminating factors that are not valid in a particular market. The adviser runs the stock selection model and re-balances the portfolio daily, purchasing all stocks ranked "buys" by the model and selling all stocks ranked "sells." Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

       Country allocation for the developed markets portion of the fund is based on rankings generated by the adviser's proprietary country model. The adviser examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, the United Kingdom, France, Canada and Germany.

       The fund may invest up to 35% of its total assets in emerging market securities. The adviser's investment strategy for the emerging markets portion of the fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher quality, dominant companies which the adviser believes to have strong growth prospects and reasonable valuations. Country allocation for the emerging markets portion of the portfolio also combines quantitative and fundamental approaches.

       The fund's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The adviser may also seek to enhance portfolio returns through active currency hedging strategies.

       More than 25% of the fund's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

       When cash is temporarily available, or for temporary defensive purposes when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, judged by the fund's adviser to be of comparable quality. The fund may not achieve its investment objective when so invested.


2
  Legg Mason Global Trust

       EMERGING MARKETS TRUST

       INVESTMENT OBJECTIVE: Long-term capital appreciation.

       PRINCIPAL INVESTMENT STRATEGIES:

       Batterymarch Financial Management, Inc., the fund's adviser, intends to invest substantially all of the fund's assets in equity securities and convertible securities of emerging markets issuers.

       The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

       More than 25% of the fund's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

       The adviser focuses on higher quality, dominant emerging markets companies which the adviser believes to have strong growth prospects and reasonable valuations, selected from a principal investable universe of approximately 1,000 stocks. The adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the adviser with tested quantitative valuation disciplines in those markets where reliable data are available. In determining country allocation, the adviser also merges quantitative and fundamental approaches. In markets with reliable historical data, buy and sell decisions are driven by a combination of quantitative valuations and the adviser's fundamental opinions. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

       When cash is temporarily available, or for temporary defensive purposes when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, judged by the adviser to be of comparable quality. The fund may not achieve its investment objective when so invested.


                                                        Legg Mason Global Trust

       EUROPE FUND

       INVESTMENT OBJECTIVE: Long-term growth of capital.

       PRINCIPAL INVESTMENT STRATEGIES:

       Lombard Odier International Portfolio Management Limited, the fund's adviser, under normal circumstances invests substantially all of the fund's assets in equity securities of European issuers that it believes offer above-average potential for capital appreciation. Such securities include common and preferred stocks, convertible securities, rights and warrants. The sub-adviser focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management.

       A smaller portion of the fund's assets may be invested in fixed income securities such as obligations of foreign or domestic governments, government agencies or municipalities, and obligations of foreign or domestic companies. The sub-adviser will invest in such securities for potential capital appreciation.

       Securities in the fund's portfolio may be sold when they attain certain price targets or when better opportunities arise. Sell decisions also are affected by the level of subscriptions and redemptions of shares of the fund. The sub-adviser's investment technique may result in high portfolio turnover.

       For temporary defensive purposes, the fund may hold all or a portion of its total assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. The fund may not achieve its investment objective when so invested.


4
  Legg Mason Global Trust

[GRAPHIC APPEARS HERE]



       PRINCIPAL RISKS
  ----------------------------------------------------------------------------

       IN GENERAL:



       As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; investors can lose money by investing in the funds. There is no assurance that a fund will meet its investment objective. The principal risks of investing in the funds are described below.

       MARKET RISK:


       International Equity Trust, Emerging Markets Trust and Europe Fund invest primarily in foreign equity securities. Prices of equity securities generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

       FOREIGN SECURITIES RISK:


       Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

       In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

       Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts.

       EMERGING MARKETS RISK:


       The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

       Because each of the funds may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

       CURRENCY RISK:


       Because each of the funds invests significantly in securities denominated in foreign currencies, the funds may incur currency conversion costs, and may be favorably or unfavorably affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.


                                                        Legg Mason Global Trust

       The funds may from time to time hedge a portion of their currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are no suitable hedging instruments available.

       The conversion of certain European currencies into the Euro began on January 1, 1999, and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition.

       CONCENTRATION AND NONDIVERSIFICATION:


       Europe Fund invests primarily in securities of European issuers. A fund concentrating a significant portion of its investment in a single region will be more susceptible to factors adversely affecting issuers within that region than would a less concentrated portfolio of securities.

       European issuers are subject to the special risks in that region, including risks related to the introduction of the Euro and the potential for difficulties in its acceptance, and the emergence of more unified economic and financial governance in the European Monetary Union ("EMU") countries.

       Global Income is a nondiversified fund. The percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940. When the fund's assets are invested in the securities of a limited number of issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund.

       RISKS OF FIXED INCOME SECURITIES:


       Global Income invests substantially all of its assets in fixed income securities. Europe Fund may invest up to 35% of its total assets in fixed income securities. International Equity Trust and Emerging Markets Trust may also invest in fixed income securities to a lesser extent.

         INTEREST RATE RISK -


       Fixed income securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates increase.

       Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

         CREDIT RISK -


       Fixed income securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

       Moody's considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics. Debt securities rated below investment grade are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher-grade debt securities.


6
  Legg Mason Global Trust

         CALL RISK -


       Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was called.


       INVESTMENT MODELS:


       The proprietary models used by the advisers to evaluate securities markets are based on the advisers' understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

       YEAR 2000:


       Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with the operations of each fund, its adviser, distributor or sub-adviser, or could impact companies in which the funds invest. The year 2000 poses an even greater risk for foreign securities than for other securities in which the funds invest.

       While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problems will not directly affect the systems used by major service providers.

       Whether these steps will be effective can only be known for certain in the year 2000.

       PORTFOLIO TURNOVER:


       Global Income and Europe Fund each may have an annual portfolio turnover rate significantly in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.


                                                        Legg Mason Global Trust

[GRAPHIC APPEARS HERE]

       PERFORMANCE
   ----------------------------------------------------------------------------

       The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. As of the date of this prospectus, the Navigator Classes of Global Income and Emerging Markets have not yet commenced operations; the Navigator Classes of International Equity and Europe Fund commenced operations on May 5, 1998, and August 21, 1997, respectively. The returns presented for Global Income, Emerging Markets and International Equity are for the funds' Primary Class shares, which are not offered in this prospectus. Navigator Class and Primary Class shares are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that the Navigator Class would pay lower expenses, and therefore would have higher returns.

       GLOBAL INCOME TRUST -- PRIMARY CLASS


         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%) [BAR CHART APPEARS HERE]

     1994      1995      1996      1997      1998
    (1.40)     20.80     8.22     (1.69)    11.50


                      DURING THE LAST FIVE CALENDAR YEARS
                               OF PRIMARY CLASS:


                        QUARTER ENDED      TOTAL RETURN
------------------- ------------------- -------------------
  BEST QUARTER         MARCH 31, 1995        +7.86%
  WORST QUARTER        MARCH 31, 1999        -4.75%

       In the following table, average annual total returns as of December 31, 1998, are compared with the Salomon Brothers World Government Bond Index.


                                       1 YEAR         5 YEARS      LIFE OF CLASS
------------------------------------ ------------   -----------   --------------------
  GLOBAL INCOME -- PRIMARY CLASS       +11.50%        +7.16%        +7.45%(a)
  SALOMON BROTHERS WORLD
  GOVERNMENT BOND INDEX                +15.31%        +7.85%        +7.87%(b)

       (a) April 15, 1993 (commencement of operations of Primary Class) to December 31, 1998.
       (b) For the period April 30, 1993 to December 31, 1998.

8
  Legg Mason Global Trust

       INTERNATIONAL EQUITY TRUST -- PRIMARY CLASS


          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%) [BAR CHART APPEARS HERE]

     1996      1997      1998
    16.49      1.76      8.49

                     DURING THE LAST THREE CALENDAR YEARS
                               OF PRIMARY CLASS:


                         QUARTER ENDED       TOTAL RETURN
------------------- --------------------- -------------------
  BEST QUARTER       MARCH 31, 1998            +15.07%
  WORST QUARTER      SEPTEMBER 30, 1998        -15.17%

       In the following table, average annual total returns as of December 31, 1998, are compared with the Morgan Stanley Capital International Europe, Australia and the Far East (MSCI EAFE) Index, which is an unmanaged index of common stocks of foreign companies.


                                                       1 YEAR        LIFE OF CLASS
--------------------------------------------------- ------------   ----------------------
  INTERNATIONAL EQUITY TRUST -- PRIMARY CLASS           +8.49%           +8.88% (a)
  INTERNATIONAL EQUITY TRUST -- NAVIGATOR CLASS            N/A            -9.42%(b)
  MSCI EAFE INDEX                                      +20.00%          +11.18%(c)

       (a) February 17, 1995 (commencement of operations of Primary Class) to December 31, 1998.
       (b) May 5, 1998 (commencement of operations of Navigator Class) to December 31, 1998. The cumulative return presented in the table is based only on an eight-month period and therefore is not necessarily representative of how the fund will perform over time.
       (c) For the period February 28, 1995 to December 31, 1998.

                                                        Legg Mason Global Trust

       EMERGING MARKETS TRUST -- PRIMARY CLASS


         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%) [BAR CHART APPEARS HERE]

     1997      1998
    (6.18)   (29.34)


                      DURING THE LAST TWO CALENDAR YEARS
                               OF PRIMARY CLASS:


                          QUARTER ENDED        TOTAL RETURN
------------------- ----------------------- -------------------
  BEST QUARTER       DECEMBER 31, 1998           +16.19%
  WORST QUARTER      SEPTEMBER 30, 1998          -28.18%

       In the following table, average annual total returns as of December 31, 1998, are compared with the Morgan Stanley Capital International Emerging Markets Free (MSCI EM Free) Index.


                                                 1 YEAR         LIFE OF CLASS
--------------------------------------------- -------------   ----------------------
  EMERGING MARKETS TRUST -- PRIMARY CLASS         -29.34%         -12.89%(a)
  MSCI EM FREE INDEX                              -25.34%         -16.07%(b)

       (a) May 28, 1996 (commencement of operations of Primary Class) to December 31, 1998.
       (b) For the period May 31, 1996 to December 31, 1998.

10
  Legg Mason Global Trust

       EUROPE FUND -- NAVIGATOR CLASS


         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%) [BAR CHART APPEARS HERE]

     1998
     42.51


                                 DURING 1998:


                          QUARTER ENDED        TOTAL RETURN
------------------- ----------------------- -------------------
  BEST QUARTER       MARCH 31, 1998              +25.71%
  WORST QUARTER      SEPTEMBER 30, 1998          -12.96%

       In the following table, average annual total returns as of December 31, 1998, are compared with the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based, unmanaged index based on the share prices of common stocks in different European countries. The countries included in this index are Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the U.K.


                                        1 YEAR         LIFE OF CLASS
------------------------------------ -------------   ---------------------
  EUROPE FUND -- NAVIGATOR CLASS        +42.51%          +34.07%(a)
  MSCI EUROPE INDEX                     +28.53%          +22.26%(b)

       (a) August 21, 1997 (commencement of operations of Navigator Class) to December 31, 1998.
       (b) The index's return is for the period July 31, 1997 to December 31, 1998.

                                                        Legg Mason Global Trust

[GRAPHIC APPEARS HERE]

       FEES AND EXPENSES OF THE FUNDS
   ----------------------------------------------------------------------------

       The tables below describe the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets, so they will lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. Emerging Markets imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year.

       The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended December 31, 1998. The fees and expenses are calculated as a percentage of average net assets.


  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------
    EMERGING MARKETS TRUST REDEMPTION FEE       2.00%*

       * Proceeds of shares redeemed or exchanged within one year of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the manager or distributor.



                                ANNUAL FUND OPERATING EXPENSES
                         (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------
                                   GLOBAL      INTERNATIONAL       EMERGING
                                  INCOME          EQUITY           MARKETS        EUROPE
  NAVIGATOR CLASS SHARES OF:       TRUST           TRUST            TRUST         FUND
-------------------------------- ------       ------             ------         ------
    MANAGEMENT FEES (a)            0.75%        0.75%              1.00%          1.00%
  DISTRIBUTION AND SERVICE
  (12B-1) FEES                      NONE        NONE               NONE           NONE
  OTHER EXPENSES                   0.37%        0.29%              0.78%          0.63%
-------------------------------- ------       ------             ------         ------
  TOTAL ANNUAL FUND OPERATING
  EXPENSES (a)                     1.12%        1.04%              1.78%          1.63%

       (a) Legg Mason Fund Adviser, Inc., as manager/investment adviser, has a voluntary agreement to waive fees so that Navigator Class expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of each fund's average daily net assets attributable to Navigator shares as follows: for Global Income, 1.15% indefinitely; for International Equity, 1.25% indefinitely; for Emerging Markets, 1.50% until May 1, 2000; and for Europe Fund, 1.60% until May 1, 2000. These voluntary waivers may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended December 31, 1998, were 0.72% and 1.50%, respectively, for Emerging Markets, and 0.92% and 1.55%, respectively, for Europe Fund. No fee waivers were necessary for Global Income and International Equity.

       EXAMPLE:

       This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) that you redeem all of your shares at the end of the time periods shown.




                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------- ---------- ----------- ----------- -----------
  GLOBAL INCOME TRUST            $  114     $  356      $  617      $  1,363
  INTERNATIONAL EQUITY TRUST     $  106     $  331      $  574      $  1,271
  EMERGING MARKETS TRUST         $  387     $  560      $  964      $  2,095
    EMERGING MARKETS TRUST
  (ASSUMING NO REDEMPTION)       $  181     $  560      $  964      $  2,095
  EUROPE FUND                    $  166     $  514      $  887      $  1,933



12
  Legg Mason Global Trust

[GRAPHIC APPEARS HERE]
       MANAGEMENT
   ----------------------------------------------------------------------------

       MANAGERS AND INVESTMENT ADVISERS:



       Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, is the manager of the funds. The manager is responsible for investment management and administrative services and for overseeing the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

       For its services during the fiscal year ended December 31, 1998, each fund paid the manager a percentage of its average daily net assets as follows:

  GLOBAL INCOME TRUST                0.75%
  INTERNATIONAL EQUITY TRUST         0.75%
  EMERGING MARKETS TRUST             0.72%

       Prior to October 6, 1999, Bartlett & Co. served as Europe Fund's manager under compensation arrangements substantially similar to those with the current manager. For its services during the fiscal year ended December 31, 1998, the fund paid Bartlett & Co. a fee equal to 0.92% of its average net assets.

       Legg Mason Fund Adviser acts as manager or adviser to investment companies with aggregate assets of $19.6 billion as of August 31, 1999.

       Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, Massachusetts 02116, is investment adviser to International Equity Trust and Emerging Markets Trust. The adviser is responsible for the actual investment management of these funds, which includes making investment decisions and placing orders to buy or sell a particular security.

       The manager pays Batterymarch a monthly fee of 66 2/3% of the fee it receives from International Equity Trust and a monthly fee of 75% of the fee it receives from Emerging Markets Trust. Fees paid to the adviser are net of any waivers.

       Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $5.6 billion as of August 31, 1999.

       Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, California 91105, is investment adviser to Global Income Trust. The adviser is responsible for the actual investment management of the fund, which includes making investment decisions and placing orders to buy or sell a particular security. The manager pays Western Asset Management a monthly fee of 53 1/3% of the fee it receives from Global Income Trust, net of any waivers.

       Western Asset Management acts as investment adviser to investment companies and private accounts with aggregate assets of $56.7 billion as of August 31, 1999.

       Western Asset Global Management Limited, 155 Bishopgate, London, England, serves as investment sub-adviser to Global Income Trust. The sub-adviser is responsible for providing research and analytical and trading support for the fund's investment programs, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset Management Company and Legg Mason Fund Adviser.

       For its services and for expenses borne by Western Asset Global under its sub-advisory agreement, the adviser pays the sub-adviser a fee at an annual rate of 0.20% of the fund's average daily net assets, net of any waivers. The manager also pays the sub-adviser a sub-administration fee at an annual rate of 0.10% of the fund's average daily net assets, net of any waivers, for certain administrative services performed.

       Western Asset Global renders investment advice to institutional, private and commingled fund portfolios with assets of over $3.9 billion as of August 31, 1999. Western Asset Global has managed global fixed income assets for U.S. and non-U.S. clients since 1984.

       Lombard Odier International Portfolio Management Limited, Norfolk House, 13 Southampton Place, London, England, serves as investment sub-adviser to Europe Fund. For its services, Lombard Odier receives a monthly fee from Legg Mason Fund Adviser equal to 60% of the fee actually paid to Legg Mason Fund Adviser by the fund (net


                                                        Legg Mason Global Trust
       of any waivers). Lombard Odier specializes in advising and managing investment portfolios for institutional clients and mutual funds. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.

       PORTFOLIO MANAGEMENT:


       Batterymarch investment teams have been responsible for the day-to-day management of International Equity Trust and Emerging Markets Trust since their inception.

       An investment committee at Western Asset Management is responsible for the day-to-day management of Global Income Trust.

       Neil Worsley and William Lovering are responsible for co-managing Europe Fund. Mr. Worsley has been Director and Senior Investment Manager of Lombard Odier since June 1, 1996. Prior thereto, he was an Assistant Director and Senior Fund Manager. He joined Lombard Odier in 1990. Mr. Lovering has been Assistant Director of Lombard Odier since June 1, 1996. Prior thereto, he was a Senior Fund Manager. He joined the firm in 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

       DISTRIBUTOR OF THE FUNDS' SHARES:


       Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, is the distributor of each fund's shares pursuant to an Underwriting Agreement with each fund. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with offering fund shares, including compensation to its financial advisors; the printing and distribution of prospectuses, statements of additional information, and shareholder reports (after these have been printed and mailed to existing shareholders at the fund's expense); supplementary sales literature; and advertising materials.

       Legg Mason and Legg Mason Fund Adviser may pay others out of their own assets to support the distribution of Navigator Class shares and shareholder servicing.

       Legg Mason Fund Adviser, Batterymarch, Western Asset Management, Western Asset Global and the distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.


14
  Legg Mason Global Trust

[GRAPHIC APPEARS HERE]
       HOW TO INVEST
  ----------------------------------------------------------------------------

       Navigator Class shares are currently offered for sale only to:


           o Institutional clients of Legg Mason Trust Company ("Institutional Clients") for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

           o Qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million.

           o Clients of Bartlett & Co. who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary.

           o Any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates.

           o Certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999, for investment of their own monies and monies for which they act in a fiduciary capacity.

           o Shareholders of Class Y shares of Bartlett Europe Fund or Bartlett Financial Services Fund on
             October 5, 1999.


       Eligible investors may purchase Navigator shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator shares.


       Customers of certain Institutional Clients that have omnibus accounts with the fund's transfer agent can purchase shares through those institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this prospectus.


       Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the funds in a timely fashion.


       Purchase orders received by Legg Mason before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to the selling organization.


       You will begin to earn dividends on shares of Global Income as of settlement date, which is normally the third business day after your order is placed.


                                                        Legg Mason Global Trust

[GRAPHIC APPEARS HERE]
       HOW TO SELL YOUR SHARES
  ----------------------------------------------------------------------------

       To redeem your shares by telephone:


            o Call 1-800-822-5544


       Please have available the number of shares (or dollar amount) to be redeemed and the account number.


       The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.


       Customers of Institutional Clients may redeem only in accordance with instructions and limitations pertaining to their account at the institution.


       Redemption orders received by Legg Mason before the close of the Exchange will be transmitted to the funds' transfer agent. The order will be processed at that day's net asset value. Redemption orders received by Legg Mason after the close of the Exchange will be processed at the closing net asset value on the next day the Exchange is open.


       Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account.


       Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

       EMERGING MARKETS TRUST REDEMPTION FEE:


       The fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction costs. For this reason, the fund imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year. The fee will be paid directly to the fund to help offset the costs imposed on it by short-term trading in emerging markets.


       The fund will use the "first-in, first-out" method to determine the one-year holding period. The date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.


16
  Legg Mason Global Trust

[GRAPHIC APPEARS HERE]

       ACCOUNT POLICIES
  ----------------------------------------------------------------------------

       CALCULATION OF NET ASSET VALUE:



       Net asset value per Navigator Class share is determined daily as of the close of the New York Stock Exchange (normally 4 p.m., Eastern time), on every day the Exchange is open. To calculate each fund's Navigator share price, the fund's assets attributable to Navigator shares are valued and totaled, liabilities attributable to Navigator shares are subtracted, and the resulting net assets are divided by the number of Navigator shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under procedures adopted by the Board of Directors.


       Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.


       Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Most securities held by Global Income are valued on the basis of valuations furnished by a service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

       OTHER:


       Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.


       Each fund reserves the right to:

            o Reject any order for shares or suspend the offering of shares for a period of time.

            o Change its minimum investment amounts.

            o Delay sending out redemption proceeds for up to seven days. The funds expect to use this authority only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.


                                                        Legg Mason Global Trust

[GRAPHIC APPEARS HERE]
       SERVICES FOR INVESTORS
  ----------------------------------------------------------------------------

       CONFIRMATIONS AND ACCOUNT STATEMENTS:



       Confirmations will be sent to Institutional Clients after each transaction involving Navigator shares, and will include the total number of shares being held by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

       EXCHANGE PRIVILEGE:


       Navigator shares of the funds may be exchanged for Navigator shares of any of the other Legg Mason funds or the Legg Mason money market funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.


       Other than the redemption fee imposed on exchanges of Emerging Markets, there is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. An exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.


       Each fund reserves the right to:

           o Terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.


           o Terminate or modify the exchange privilege after 60 days' written notice to shareholders.


       Some Institutional Clients may not offer all of the Navigator funds for exchange.

18
  Legg Mason Global Trust

[GRAPHIC APPEARS HERE]
       DIVIDENDS AND TAXES
  ----------------------------------------------------------------------------

       Global Income declares and pays dividends from its net investment income monthly. International Equity, Emerging Markets and Europe Fund each declares and pays these dividends on an annual basis.


       Distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions generally are declared and paid after the end of the tax year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.


       Dividends and other distributions will be automatically reinvested in additional Navigator shares of the fund, unless you elect to receive your dividends in cash. To change your election, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid.


       If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


       Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Navigator shares of the fund. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.


       The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.


       Each fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.


       A tax statement will be sent to each investor at the end of each year detailing the tax status of your distributions.


       Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.


       Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.


                                                        Legg Mason Global Trust

[GRAPHIC APPEARS HERE]
       FINANCIAL HIGHLIGHTS
  ----------------------------------------------------------------------------

       The following financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. The information for all periods other than January 1, 1999 through June 30, 1999, has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.


  GLOBAL INCOME, INTERNATIONAL EQUITY AND EMERGING MARKETS

                                                                   INCOME FROM
                                                        INVESTMENT OPERATIONS
                                      ----------------------------------------------------------
                                                             NET REALIZED &
                                                            UNREALIZED GAIN
                                                               (LOSS) ON
                                                             INVESTMENTS,
                                                           OPTIONS, FUTURES
  FOR THE             NET ASSET                NET            AND FOREIGN         TOTAL FROM
  YEARS ENDED         VALUE,             INVESTMENT            CURRENCY          INVESTMENT
  DEC. 31,      BEGINNING OF YEAR          INCOME            TRANSACTIONS        OPERATIONS
------------------------------------------------------------------------------------------------
  GLOBAL INCOME TRUST -- PRIMARY CLASS:
    6/30/99*    $     10.14               $       .18      $    (1.04)        $      (.86)
    1998              9.60                        .37             .70                1.07
    1997             10.41                        .54            (.71)               (.17)
    1996             10.33                        .59             .21                 .80
    1995              9.54                        .63            1.32                1.95
    1994             10.27                        .57(a)         (.71)               (.14)
------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY TRUST -- PRIMARY CLASS:
    6/30/99*    $    12.64               $        .04      $       .11         $       .15
    1998             11.78                        .01              .99                1.00
    1997             12.09                        .02              .19                 .21
    1996             10.70                        .02(b)          1.74                1.76
    1995 (c)         10.00                        .04(b)           .77                 .81
------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY TRUST -- NAVIGATOR CLASS:
    6/30/99*    $    12.64               $        .12      $       .10         $       .22
    1998 (d)         14.21                        .10            (1.44)              (1.34)
------------------------------------------------------------------------------------------------
  EMERGING MARKETS TRUST -- PRIMARY CLASS:
    6/30/99*    $     6.96               $       (.01)(e)  $      3.47         $      3.46
    1998              9.85                        .01 (e)        (2.90)              (2.89)
    1997             10.51                       (.02)(e)         (.63)               (.65)
    1996 (f)         10.00                       (.03)(e)          .57                 .54



20
  Legg Mason Global Trust

                                                   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
                                                           IN EXCESS
                               IN EXCESS      FROM NET      OF NET
    FOR THE       FROM NET      OF NET      REALIZED      REALIZED                       NET ASSET
  YEARS ENDED    INVESTMENT   INVESTMENT     GAIN ON       GAIN ON           TOTAL       VALUE,
    DEC. 31,       INCOME       INCOME      INVESTMENTS   INVESTMENTS   DISTRIBUTIONS  END OF YEAR
------------------------------------------------------------------------------------------------------
  GLOBAL INCOME TRUST -- PRIMARY CLASS:
    6/30/99*    $   (.16)   $     --       $   (.08)    $     --       $        (.24)  $   9.04
    1998            (.47)         --           (.06)          --                (.53)     10.14
    1997            (.48)       (.05)          (.11)          --                (.64)      9.60
    1996            (.62)         --           (.10)          --                (.72)     10.41
    1995           (1.16)         --             --           --               (1.16)     10.33
    1994            (.59)         --             --           --                (.59)      9.54
------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY TRUST -- PRIMARY CLASS:
    6/30/99*    $   (.05)    $    --       $     --      $    --       $        (.05)  $  12.74
    1998            (.14)         --             --           --                (.14)     12.64
    1997            (.08)         --           (.44)          --                (.52)     11.78
    1996            (.05)         --           (.32)          --                (.37)     12.09
    1995 (c)        (.04)         --             --         (.07)               (.11)     10.70
------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY TRUST -- NAVIGATOR CLASS:
    6/30/99*    $   (.14)    $    --       $     --      $    --       $        (.14)  $  12.72
    1998 (d)        (.23)         --             --           --                (.23)     12.64
------------------------------------------------------------------------------------------------------
  EMERGING MARKETS TRUST -- PRIMARY CLASS:
    6/30/99*    $     --     $    --       $     --      $    --       $          --   $  10.42
    1998              --          --             --           --                  --       6.96
    1997            (.01)         --             --           --                (.01)      9.85
    1996 (f)        (.03)         --             --           --                (.03)     10.51
------------------------------------------------------------------------------------------------------


                                                        Legg Mason Global Trust

                                                             RATIOS/SUPPLEMENTAL DATA
                -----------------------------------------------------------------------------------------------------
                                                        NET INVESTMENT
                                      EXPENSES          INCOME (LOSS)
     FOR THE                         TO AVERAGE          TO AVERAGE              PORTFOLIO        NET ASSETS,
  YEARS ENDED     TOTAL RETURN       NET ASSETS          NET ASSETS            TURNOVER RATE      END OF YEAR
    DEC. 31,          (%)                (%)                 (%)                    (%)              (000)
---------------------------------------------------------------------------------------------------------------------
  GLOBAL INCOME TRUST -- PRIMARY CLASS:
    6/30/99*           (8.65)(g)          1.87(h)           4.01(h)                314(h)         $    98,872
    1998               11.50              1.87              4.51                   288                120,805
    1997               (1.69)             1.86              5.39                   241                136,732
    1996                8.22              1.86              5.80                   172                161,549
    1995               20.80              1.81              5.72                   169                153,954
    1994               (1.40)             1.34(a)           5.71                   127                145,415
---------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY TRUST -- PRIMARY CLASS:
    6/30/99*            1.19(g)           2.14(h)            .78(h)                138(h)         $   253,699
    1998                8.49              2.14               .06                    72                258,521
    1997                1.76              2.17               .17                    59                227,655
    1996               16.49              2.25(b)            .21(b)                 83                167,926
    1995 (c)            8.11(g)           2.25(b,h)          .52(b,h)               58(h)              65,947
---------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY TRUST -- NAVIGATOR CLASS:
    6/30/99*            1.76(g)           1.04(h)             1.90(h)              138(h)         $        45
    1998 (d)           (9.42)(g)          1.04(h)             1.17(h)               72(h)                  45
---------------------------------------------------------------------------------------------------------------------
  EMERGING MARKETS TRUST -- PRIMARY CLASS:
    6/30/99*           49.57(g)           2.50(e,h)           (.38)(e,h)           165(h)         $    74,060
    1998              (29.34)             2.50(e)              .09(e)               76                 42,341
    1997               (6.18)             2.50(e)             (.76)(e)              63                 65,302
    1996 (a)            5.40(g)           2.50(e,h)           (.68)(e,h)            46(h)              21,206

 (a) Net of fees waived by the manager for expenses in excess of voluntary expense limitations of 0.5% until January 31, 1994; 0.7% until February 28, 1994; 0.9% until March 31, 1994; 1.1% until April 30, 1994; 1.3% until
    May 31, 1994; 1.5% until June 30, 1994; 1.7% until July 31, 1994; and 1.9%
    indefinitely. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets for 1994 would have been 1.82%.

 (b) Net of fees waived by the manager for expenses in excess of voluntary expense limitation of 2.25%. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1996, 2.32%; and 1995, 2.91%.

 (c) For the period February 17, 1995 (commencement of operations) to December 31, 1995.

 (d) May 5, 1998 (commencement of operations of Navigator Class) to December 31, 1998.

 (e) Net of fees waived by the manager for expenses in excess of a voluntary expense limitation of 2.5%. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended June 30, 1999, 2.99%; 1998, 2.78%; 1997, 2.86%; and 1996; 3.71%.

 (f) May 28, 1996 (commencement of operations) to December 31, 1996.

 (g) Not annualized.

 (h) Annualized.

     * Unaudited. For the period January 1, 1999 to June 30, 1999.

22
  Legg Mason Global Trust

  EUROPE FUND

                                               INCOME FROM INVESTMENT OPERATIONS
                   ------------------------------------------------------------------------------
                                                              NET REALIZED &
     FOR THE             NET ASSET               NET         UNREALIZED GAIN       TOTAL FROM
    YEARS ENDED          VALUE,            INVESTMENT       (LOSS) ON             INVESTMENT
     DEC. 31,      BEGINNING OF YEAR         INCOME           INVESTMENTS         OPERATIONS
 ------------------------------------------------------------------------------------------------
  NAVIGATOR CLASS:
    6/30/99*       $     24.78              $       .36     $     (.65)         $     (.29)
    1998                21.01                       .22 (a)       8.37                8.59
    1997 (b)            25.61                      (.04)(a)       1.27                1.23


                                                    DISTRIBUTIONS
-------------------------------------------------------------------------
  FOR THE         FROM NET     FROM NET                     NET ASSET
  YEARS ENDED    INVESTMENT   REALIZED          TOTAL       VALUE,
  DEC. 31,         INCOME       GAINS     DISTRIBUTIONS   END OF YEAR
-------------------------------------------------------------------------
  NAVIGATOR CLASS:
    6/30/99*    $   (.07)    $    (.02)   $        (.09)  $   24.40
    1998            (.51)       (4.31)            (4.82)     24.78
    1997 (b)          --        (5.83)            (5.83)     21.01


                                                             RATIOS/SUPPLEMENTAL DATA
                ------------------------------------------------------------------------------------------------------
                                                            NET INVESTMENT
                                          EXPENSES           INCOME (LOSS)
    FOR THE                               TO AVERAGE          TO AVERAGE      PORTFOLIO       NET ASSETS,
  YEARS ENDED     TOTAL RETURN            NET ASSETS          NET ASSETS    TURNOVER RATE     END OF YEAR
    DEC. 31,           (%)                     (%)               (%)            (%)             (000)
----------------------------------------------------------------------------------------------------------------------
  NAVIGATOR CLASS:
    6/30/99*        (1.6)(c)                1.51(d)            .53(d)            81(d)       $    309
    1998             42.5                   1.55(a)           1.31(a)           103               247
    1997 (b)         4.9(c,e)             1.31(a,d)           (.60)(a,d)        123             8,025
----------------------------------------------------------------------------------------------------------------------

 (a) Net of fees waived pursuant to a voluntary expense limitation of 1.5% until April 30, 1998, and 1.6% until May 1, 2000. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been: 1998, 1.63%; and 1997, 1.49%.

 (b) August 21, 1997 (commencement of operations of Navigator Class) to December 31, 1997.

 (c) Not annualized.

 (d) Annualized.

 (e) Prior to July 21, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.

     * Unaudited. For the period January 1, 1999 to June 30, 1999.

                                                        Legg Mason Global Trust

       LEGG MASON GLOBAL TRUST, INC.
       ---------------------------------------------------------------------
       The following additional information about the funds is available upon request and without charge:


       STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and its policies.


       ANNUAL AND SEMI-ANNUAL REPORTS - additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

         TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
         INFORMATION:

            - call toll-free 1-800-822-5544

            - visit us on the Internet via http://www.leggmason.com

            - write to us at:   Legg Mason Wood Walker, Incorporated
                                100 Light Street, P.O. Box 1476
                                Baltimore, Maryland 21203-1476



       Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. (phone 1-800-SEC-0330). Reports and other information about the fund are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, D.C. 20549-6009. The SEC charges a fee for making copies.



        LMF-159                  SEC file number 811-7418